SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




                          DATE OF REPORT: MAY 16, 2003



                                 TECHDYNE, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




    Florida                        0-14659                   59-1709103
(STATE OR OTHER             (COMMISSION FILE NO.)        (IRS EMPLOYER
JURISDICTION OF                                           IDENTIFICATION NUMBER)
INCORPORATION OR
ORGANIZATION)



                              2230 West 77th Street
                             Hialeah, Florida 33016
                                 (305) 556-9210

               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)



                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 7. EXHIBITS.

         (C)      EXHIBITS.

             Exhibit No.                         Description

                 99 Press Release, dated May 15, 2003, entitled "TECHDYNE, INC. ANNOUNCES FIRST QUARTER PROFITS."

ITEM 9.  REGULATION FD DISCLOSURE

         On May 15, 2003, Techdyne, Inc. (the "Company") issued a press release entitled, "TECHDYNE, INC. ANNOUNCES FIRST QUARTER PROFITS" regarding its financial results for the three months ending March 31, 2003. A copy of the Company's press release is attached as Exhibit 99 to this Form 8-K and is incorporated herein by reference. The information contained in this report on Form 8-K is being furnished pursuant to Item 12 under Item 9 of Form 8-K as directed by the U.S. Securities and Exchange Commission in Release No. 34-47583.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                              TECHDYNE, INC.


Date:  May 16, 2003                       By:   /s/ Barry J. Pardon
                                                    Barry J. Pardon, President


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

                                  EXHIBIT INDEX

             Exhibit No.                         Description

                 99 Press Release, dated May 15, 2003, entitled "TECHDYNE, INC. ANNOUNCES FIRST QUARTER PROFITS."





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